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                                                                  EXHIBIT 23.1



                          CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement of MetroCorp Bancshares, Inc. on Form S-8 of our report dated March 19, 1999, on our audits of the consolidated financial statements of MetroCorp Bancshares, Inc. as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.

PRICEWATERHOUSECOOPERS LLP


/s/ PricewaterhouseCoopers LLP


Houston, Texas
April 1, 1999